SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549
                                 ----------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) March 11, 2002


                     REAL ESTATE ASSOCIATES LIMITED VII
                      A CALIFORNIA LIMITED PARTNERSHIP
                      --------------------------------
             (Exact Name of Registrant as Specified in Charter)


            California                     0-13810            95-3290316
  -------------------------------        -----------       ------------------
  (State or Other Jurisdiction of        (Commission         (IRS Employer
           Incorporation)                File Number)      Identification No.)


         COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                    SUITE 2-1000, DENVER, CO 80222-4348
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            (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code     (303) 757-8101


                       9090 WILSHIRE BLVD., SUITE 201
                          BEVERLY HILLS, CA 90211
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       (Former Name or Former Address, if Changed Since Last Report)



Item 1.    Changes in Control of Registrant.

         On March 11, 2002, Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), consummated the merger (the "Merger") of Casden Properties Inc., a Maryland corporation ("Casden Properties"), with and into AIMCO, and a series of related transactions (the "Transactions"). Pursuant to the Merger and the Transactions, AIMCO has acquired indirect ownership of National Partnership Investments Corp., a California corporation ("NAPICO"), from Casden Properties and Alan I. Casden. NAPICO is the 1% managing general partner of Real Estate Associates Limited VII, a California limited partnership. The press release of AIMCO relating to the consummation of the Merger is included as Exhibit 99.1 to this Report, and is incorporated herein by reference.

         AIMCO has pledged to Lehman Commercial Paper Inc. and Bank of America, N.A. all of the outstanding stock of NAPICO, all of the outstanding partnership interests of Casden Properties Operating Partnership, L.P., a Delaware limited partnership ("Casden OP"), which owns all of the outstanding capital stock of NAPICO, and all of the outstanding partnership interests of AIMCO GP LA, LP, a Delaware limited partnership and the 1% general partner of Casden OP.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         The following exhibit is filed with this report:

         99.1 Press Release of Apartment Investment and Management Company dated March 11, 2002. (Exhibit 99.1 to AIMCO's Current Report on Form 8-K, dated March 11, 2002 and filed on March 13, 2002, is incorporated herein by reference.)


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Real Estate Associates Limited VII,
                                  a California limited partnership

Date:   March 20, 2002            By:  National Partnership Investments Corp.,
                                       its General Partner


                                       By:  /s/ Joel Bonder
                                            ----------------------------------
                                            Name:    Joel Bonder
                                            Title:   Secretary







                EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit No.                Description

99.1 Press Release of Apartment Investment and Management Company dated March 11, 2002. (Exhibit 99.1 to AIMCO's Current Report on Form 8-K, dated March 11, 2002 and filed on March 13, 2002, is incorporated herein by reference.)